UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2021

SAVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-56100	26-468460
(Commission File Number)	(I.R.S. Employer Identification No.)

Kibbutz Alonim, Israel, 3657700

(Address of principal executive offices) (Zip Code)

Tel: (347) 468 9583

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Accounting Firm

On July 25, 2021, the board of directors of Save Foods, Inc. (the “Board” and the “Company”, respectively) approved the dismissal of Halperin Ilanit CPA (“Halperin”) as its independent registered public accounting firm. Halperin had served as the Company’s independent registered public accounting firm since 2018.

The audit reports of Halperin on the Company’s financial statements for the fiscal year ended December 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2020 and through the date of Halperin’s dismissal, there were no disagreements with Halperin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Halperin, would have caused Halperin to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the timeframe since Halperin commenced auditing the Company’s financial statements and through the date hereof.

The Company delivered a copy of this Item 4.01 to Halperin on July 25, 2021 and requested a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item 4.01 and, if not, stating the respects in which it does not agree. Halperin responded with a letter dated July 25, 2021, a copy of which is annexed hereto as Exhibit 16.1 stating that Halperin agrees with the statements set forth above.

(b) Appointment of New Independent Registered Accounting Firm

On July 25, 2021, the Board appointed Somekh Chaikin, member firm of KPMG International (“KPMG Israel”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021. During the fiscal years ended December 31, 2020 and 2019, and through the date of KPMG’s appointment by the Board, neither the Company, nor anyone on its behalf, consulted KPMG Israel regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to the Company that KPMG Israel concluded was an important factor considered by the Company in reaching our decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Halperin Ilanit CPA, an independent registered public accounting firm, dated July 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVE FOODS, INC.

	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer

Date: July 26, 2021